UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

See "Item 2.01. Completion of Acquisition or Disposition of Assets" relating to the Initial Closing of the Joint Venture (each defined below) described therein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, Chindex International, Inc. (the “Company”) and Shanghai Fosun Pharmaceutical (Group) Co., Ltd (“Fosun Pharmaceutical”) and its subsidiary Fosun Industrial Co., Limited  (“Fosun Industrial” and, with Fosun Pharmaceutical, the “Fosun Entities”) and certain of their respective subsidiaries previously commenced execution of a series of definitive agreements as described below.  Depending on the context, references herein to the Company or any Fosun Entity may include respective direct and indirect subsidiaries thereof.  The agreements provide for the formation of a joint venture (the “Joint Venture”) created and consolidated under Chindex Medical Limited, a newly-formed Hong Kong company (“Chindex Medical”), for the purpose of engaging in the business (the “Business”) of, among other things, (i) the marketing, distribution and servicing of medical equipment in China and Hong Kong (except that sales and distribution related activities in relation to sales and servicing in China and Hong Kong may take place in other jurisdictions) and (ii) the manufacturing, marketing, sales and distribution of medical devices and medical equipment and consumables, through the joint operation therein of certain related businesses of the Company and the Fosun Entities as set forth in certain of the agreements referenced herein.

As previously disclosed, the Company, a subsidiary of the Company and Chindex Medical previously entered into the Formation Agreement (the “Formation Agreement”) dated December 28, 2010 with Fosun Pharmaceutical and certain of its subsidiaries.  The Formation Agreement provides for the formation and investiture of Chindex Medical by the Company and the Fosun Entities in two separate closings.

On December 31, 2010, the initial closing (the “Initial Closing”) under the Formation Agreement took place pursuant to which Chindex Medical is now 51%-owned by Fosun Pharmaceutical and 49%-owned by the Company.  At the Initial Closing, Fosun Pharmaceutical purchased its 51% interest in Chindex Medical for a secured promissory note in the amount of US$20,000,000.  Also at the Initial Closing, the Company acquired its 49% interest in Chindex Medical (the “Acquisition”) in return for the disposition to Chindex Medical (the “Disposition”) of the portion of the Business contributed thereto by the Company.  As a result of the Disposition, Chindex Medical owns the Business contributed by the Company but does not yet own the portion of the Business to be contributed by Fosun Pharmaceutical pursuant to the Formation Agreement.  The contribution and investiture to Chindex Medical of the portion of the Business to be contributed by Fosun Pharmaceutical is subject to the receipt of requisite governmental approvals and other closing conditions.  Upon satisfaction thereof, such contribution and investiture would be effected at a final closing (the “Final Closing”), currently expected to occur during the second quarter of 2011, under the Share Transfer Agreement previously entered into by Fosun Pharmaceutical and a subsidiary of Chindex Medical, dated as of December 27, 2010 (the “Share Transfer Agreement”), which provides for such contribution and final investiture at the Final Closing.

On December 31, 2010, at the Initial Closing, a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical entered into an Entrusted Management Agreement (the “Entrustment Agreement”), which allows for the management and operation of the entire Business pending the Final Closing, including that portion of the Business to be contributed by Fosun Pharmaceutical.  The Entrustment Agreement entrusts such management and operation to a subsidiary of Chindex Medical from the Initial Closing until the Final Closing, giving such subsidiary full power and authority over the entire Business.  For such services, such Chindex Medical subsidiary will be entitled to receive fees based on profitability.

On December 31, 2010, at the Initial Closing, a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical entered into a Shareholder’s Voting Proxy Agreement (the “Shareholder’s Voting Proxy Agreement”), which confers on Chindex Medical all of the rights of Fosun Pharmaceutical as shareholder with respect to the portion of the Business to be contributed by Fosun Pharmaceutical during the pendency of the Entrustment Agreement.

On December 31, 2010, at the Initial Closing, a subsidiary of the Company, a subsidiary of Fosun Pharmaceutical, Chindex Medical, subsidiaries of Chindex Medical, and the Fosun Pharmaceutical subsidiaries (the “Entrusted Companies”) owning the portion of the Business to be contributed by Fosun Pharmaceutical entered into a Joint Venture Governance and Shareholders Agreement (the “Governance Agreement”) relating to the ownership, management and operation of Chindex Medical as a 51-49% joint venture and the management and operation of the subsidiaries of Chindex Medical and the Entrusted Companies.

On December 31, 2010, at the Initial Closing, the Company and Chindex Medical entered into a Trademark License Agreement (the “License Agreement”).  The License Agreement provides for the limited worldwide license by the Company to Chindex Medical of the use of the name “Chindex” and certain related names and marks in connection with the Business.  Subject to various terms and conditions, the Company would be paid a royalty under the License Agreement equal to two percent of gross sales, as defined, from goods manufactured by or for Chindex Medical and one percent of such gross sales from goods distributed but not manufactured by or for Chindex Medical.

On December 31, 2010, at the Initial Closing, the Company and a subsidiary of Chindex Medical entered into a Services Agreement (the “Services Agreement”).  In connection with the Services Agreement, the Company’s Chief Operating Officer, Elyse Beth Silverberg, and its Chief Financial Officer, Lawrence Pemble, serve in those capacities at, and would devote substantial time and effort to, Chindex Medical.  The Services Agreement also provides for the performance of such services by such executives as well as for the performance of other services to Chindex Medical by other current Company employees.  The Services Agreement further provides for payments to the Company for such services and related arrangements between the parties.  In connection with the Services Agreement, the Company will continue to compensate such executives and certain such employees, which compensation is expected to be substantially offset by such payments from Chindex Medical. In addition, in order to accommodate the performance of such services to Chindex Medical by Ms. Silverberg and Mr. Pemble, on December 31, 2010, at the Initial Closing, the Company and each of them amended her or his existing employment agreement with the Company, which amendments are referred to herein as the “Silverberg Amendment” and the “Pemble Amendment,” respectively.

The foregoing descriptions of the Entrustment Agreement, Shareholder’s Voting Proxy Agreement, Governance Agreement, License Agreement, Services Agreement, Silverberg Amendment and Pemble Amendment do not purport to be complete and are qualified in their respective entireties by reference to such agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference. The foregoing descriptions of the Formation Agreement and Share Transfer Agreement do not purport to be complete and are qualified in their respective entireties by reference to such agreements, which are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on December 28, 2010.

Forward- Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In addition, we or our representatives have made or continue to make forward-looking statements, orally or in writing, in other contexts.  These forward-looking statements generally can be identified by the use of terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” and similar expressions, or as other statements that do not relate solely to historical facts. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict or quantify.  Management believes these statements to be reasonable when made. However, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, those identified in “Risk Factors” in the Company’s filings with the SEC, to which we refer you. These risks also include without limitation that there can be no assurance that the Company will fully consummate the transactions described above on the projected timetable or at all nor that specific terms thereof will be enforceable, including without limitation as relate to the entrustment arrangement, and that final completion and investiture of the referenced Joint Venture will depend on the receipt of requisite government approvals and other conditions precedent, as to which there can be no assurances.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma financial information giving effect to the Disposition discussed in Item 2.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.  The unaudited pro forma balance sheet as of September 30, 2010 is based on the historical financial statements of the Company for such period after giving effect to the Disposition as if it had occurred on September 30, 2010.  The unaudited pro forma statements of operations for the six months ended September 30, 2010 and the fiscal year ended March 31, 2010 are based on the historical financial statements of the Company for such periods after giving effect to the Disposition as if they had occurred on April 1, 2009.  The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2010 Annual Report on Form 10-K filed on June 14, 2010, and the Company’s Quarterly Report on Form 10-Q for the six months ended September 30, 2010, filed on November 8, 2010.

Pro forma financial information giving effect to the Acquisition discussed in Item 2.01 will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

The unaudited pro forma financial information presented and to be presented are not intended to represent and may not be indicative of the consolidated results of operations or financial position that would have occurred had the transactions been completed as of the dates presented nor of the future results of operations or financial position of the Company.

(d) Exhibits.

Exhibit	Description
10.1	Entrusted Management Agreement by and between a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical dated December 31, 2010
10.2	Shareholder’s Voting Proxy Agreement by and between a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical dated December 31, 2010
10.3
Joint Venture Governance and Shareholders Agreement by and between a subsidiary of the Company, a subsidiary of Fosun Pharmaceutical, Chindex Medical, subsidiaries of Chindex Medical, and the Entrusted Companies dated December 31, 2010

10.4	Trademark License Agreement by and between the Company and Chindex Medical dated December 31, 2010
10.5	Services Agreement by and between the Company and a subsidiary of Chindex Medical dated December 31, 2010
10.6	Amendment dated December 31, 2010 to Amended and Restated Employment Agreement, dated as of December 15, 2008, between the Company and Elyse Beth Silverberg
10.7	Amendment dated December 31, 2010 to Amended and Restated Employment Agreement, dated as of December 15, 2008, between the Company and Lawrence Pemble
99.1	Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2011

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer

INDEX TO EXHIBITS
Exhibit	Description
10.1	Entrusted Management Agreement by and between a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical dated December 31, 2010
10.2	Shareholder’s Voting Proxy Agreement by and between a subsidiary of Chindex Medical, Fosun Pharmaceutical and a subsidiary of Fosun Pharmaceutical dated December 31, 2010
10.3
Joint Venture Governance and Shareholders Agreement by and between a subsidiary of the Company, a subsidiary of Fosun Pharmaceutical, Chindex Medical, subsidiaries of Chindex Medical, and the Entrusted Companies dated December 31, 2010

10.4	Trademark License Agreement by and between the Company and Chindex Medical dated December 31, 2010
10.5	Services Agreement by and between the Company and a subsidiary of Chindex Medical dated December 31, 2010
10.6	Amendment dated December 31, 2010 to Amended and Restated Employment Agreement, dated as of December 15, 2008, between the Company and Elyse Beth Silverberg
10.7	Amendment dated December 31, 2010 to Amended and Restated Employment Agreement, dated as of December 15, 2008, between the Company and Lawrence Pemble
99.1	Financial Information